EXHIBIT 24.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our records dated January 30, 1995, included in PSC Inc.'s Form 10-K for the year ended December 31, 1994.


                                                       ARTHUR ANDERSEN LLP
Rochester, New York

  June 19, 1995